UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2024

JAAG ENTERPRISES LTD.
(Exact name of registrant as specified in its charter)

Nevada	333-267995	38-421-123
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1716 13 Avenue NW	T2N 1L1
Calgary, AB, Canada	(Zip Code)

(403)-616-7221
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

The Board of Directors of JAAG Enterprises, Ltd. (the "Company"), announces that it has appointed CT International LLP as the Company’s independent auditor for the 2024 fiscal year ending June 30, 2024, replacing Centurion CZD CPA & Co (“CZD”). CT International LLP’s address is 309 4th Avenue, Suite 202, San Francisco, California 94118.

The resignation of CZD was disclosed in the Company’s current report on Form 8-K dated June 30, 2024. Through the date of this Form 8-K, there have been no disagreements with CZD on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to CZD’s satisfaction would have caused them to make reference to the subject matter of the disagreement in connection with their reports.

Item 9.01. Financial Statements and Exhibits.

None

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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Jaag Enterprises, Ltd.

July 30, 2024	By:	/s/ Jeffrey Chau
Jeffrey Chau, Chief Executive Officer

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